UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  February 13, 2014
DLH Holdings Corp.
(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:  0-18492

New Jersey	22-1899798
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1776 Peachtree Street, N.W.
Atlanta, GA 30309
(Address and zip code of principal executive offices)

(866) 952-1647
(Registrant's telephone number, including area code)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

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☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In December 2013, the Board of Directors of DLH Holdings Corp. (the “Company”) adopted, subject to stockholder approval, amendments to its 2006 Long Term Incentive Plan (the “2006 Plan”) to increase the number of authorized shares of common stock available for issuance under that plan by 1,000,000 shares and to amend and restate the performance goals thereunder for the purpose of Section 162(m) of the Internal Revenue Code (the “Proposal”). On February 13, 2014, the Proposal was approved by shareholders at the Company’s Annual Meeting of Shareholders. The foregoing summary description of the 2006 Plan, as amended, is qualified in its entirety by reference to the actual terms of the 2006 Plan, which was attached as Annex A of the Company’s 2014 Proxy Statement (the “Proxy Statement”), as filed with the Securities and Exchange Commission on January 3, 2014. For additional information regarding the Proposal, shareholders are encouraged to refer to Proposal 3 of the Proxy Statement.

Item 5.07 Submission of Matters to a Vote of Security Holders

DLH Holdings Corp. held its Annual Meeting of Shareholders on February 13, 2014 in New York, New York. The results of the matters voted on by the shareholders are set forth below. Only shareholders of record as of the close of business on December 20, 2013 were entitled to vote at the Annual Meeting. As of the record date, 9,602,773 shares of common stock of the Company were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 8,529,315 shares of common stock of the Company were represented, in person or by proxy, constituting a quorum.

Proposal 1 - Election of Class III Directors

The shareholders voted to elect the following Class III directors by the votes indicated to serve for a term of three years or until their successors are duly qualified and elected:

Nominee	For	Withheld	Broker Non-Votes
Martin J. Delaney	5,544,558	310,751	2,674,006
Zachary C. Parker	5,822,015	33,294	2,674,006

Proposal 2 - Advisory Vote on the Compensation of the Company’s Named Executive Officers

The shareholders approved, on an advisory basis, the compensation paid to the company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K and contained in the Company’s definitive proxy statement, by the following votes:

For	Against	Abstain	Broker Non-Votes
5,687,569	167,432	308	2,674,006

Proposal 3 - Amendment of the Company’s 2006 Long-Term Incentive Plan

The shareholders voted to approve the amendments to the Company’s 2006 Long-Term Incentive Plan, by the following votes:

For	Against	Abstain	Broker Non-Votes
5,595,740	258,181	1,388	2,674,006

Proposal 4 - Ratification of Selection of Independent Registered Public Accounting Firm

The shareholders voted to ratify the appointment of Withum, Smith + Brown, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2014, by the following votes:

For	Against	Abstain
8,491,120	30,838	7,357

Item 9.01	Financial Statements and Exhibits

(d)	The following exhibit is attached to this Current Report on Form 8-K:

	Exhibit Number	Exhibit Title or Description
	10.1	2006 Long Term Incentive Plan, as amended (incorporated by reference to Annex A to the Company’s Proxy Statement dated January 3, 2014).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DLH Holdings Corp.

By: /s/ Zachary C. Parker
Name: Zachary C. Parker
Title: Chief Executive Officer
Date: February 18, 2014

EXHIBIT INDEX

Exhibit Number	Description

10.1	2006 Long Term Incentive Plan, as amended (incorporated by reference to Annex A to the Company’s Proxy Statement dated January 3, 2014).